Other Financial Assets	12 Months Ended
Mar. 31, 2020
Subclassifications of assets, liabilities and equities [abstract]
Other Financial Assets
Other Financial Assets

	JPY (millions) As of March 31
	2019	2020
Derivative assets	¥8,315	¥25,629
Investment in convertible notes at FVTPL	9,865	9,418
Investment in debt securities at FVTPL	1,608	1,029
Investment in equity instruments at FVTOCI	168,732	127,455
Financial assets associated with contingent consideration arrangements	—	92,516
Restricted deposits	15,577	8,490
Other	10,916	13,406
Total	¥215,013	¥277,943
Non-current	¥191,737	¥262,121
Current	¥23,276	¥15,822

As of March 31, 2019 and 2020, equity instruments included 119,907 million JPY and 79,218 million JPY, respectively, of investments in public companies. These are considered Level 1 in the fair value hierarchy as defined in Note 27. The remainder of the equity instruments primarily relates to investments acquired in connection with collaborations and licensing agreements (Note 13) and are considered Level 3 investments in the fair value hierarchy.
As of March 31, 2020, financial assets associated with contingent consideration arrangements are assets recognized in relation to the divestiture of Xiidra (Note 27) and are considered Level 3 investments in the fair value hierarchy.
As of March 31, 2019, the restricted deposits mainly represent amounts related to Takeda’s business combinations and as of March 31, 2020, the restricted deposits mainly represent amounts related to Takeda’s business combinations and insurance contracts.